EXHIBIT 32.1

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ParkerVision, Inc. (the “Company”) on Form 10-Q, for the period ended March 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:	May 15, 2012	Name:	/s/ Jeffrey L. Parker
		Title:	Chief Executive Officer (Principal
Executive Officer)

Dated:	May 15, 2012	Name:	/s/ Cynthia L. Poehlman
		Title:	Chief Financial Officer (Principal
Financial and Accounting Officer)